Pension Plans and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Pension Plans and Other Postretirement Benefits
Pension Plans and Other Postretirement Benefits

Defined Contribution Plans

The Company sponsors voluntary 401(k) savings plans that cover all employees who meet plan eligibility requirements. The Company makes matching contributions consistent with the provisions of the plans.

At the participant’s option, account balances, including the Company’s matching contribution, can be transferred without restriction among various investment options, including the Company’s common stock fund under one of the defined contribution plans. The Company also maintains a nonqualified, unfunded Deferred Compensation Plan for certain key employees. This plan provides participants the opportunity to defer portions of their eligible compensation and receive matching contributions equivalent to what they could have received under the CVS Health 401(k) Plan absent certain restrictions and limitations under the Internal Revenue Code. The Company’s contributions under the above defined contribution plans were $238 million, $235 million and $199 million in 2014, 2013 and 2012, respectively.

Other Postretirement Benefits

The Company provides postretirement health care and life insurance benefits to certain retirees who meet eligibility requirements. The Company’s funding policy is generally to pay covered expenses as they are incurred. For retiree medical plan accounting, the Company reviews external data and its own historical trends for health care costs to determine the health care cost trend rates. As of December 31, 2014 and 2013, the Company’s other postretirement benefits have an accumulated postretirement benefit obligation of $31 million and $27 million, respectively. Net periodic benefit costs related to these other postretirement benefits were $1 million in 2014, $11 million in 2013, and $1 million in 2012. The net periodic benefit costs for 2013 include a settlement loss of $8 million.

Pursuant to various labor agreements, the Company also contributes to multiemployer health and welfare plans that cover certain union-represented employees. The plans provide postretirement health care and life insurance benefits to certain employees who meet eligibility requirements. Total Company contributions to multiemployer health and welfare plans were $58 million, $55 million and $50 million in 2014, 2013 and 2012, respectively.

Pension Plans

During the years ended December 31, 2014, 2013 and 2012, the Company sponsored nine defined benefit pension plans. Four of the plans are tax-qualified plans that are funded based on actuarial calculations and applicable federal laws and regulations. The other five plans are unfunded nonqualified supplemental retirement plans. Most of the plans were frozen in prior periods.

As of December 31, 2014, the Company’s pension plans had a projected benefit obligation of $796 million and plan assets of $635 million. As of December 31, 2013, the Company’s pension plans had a projected benefit obligation of $694 million and plan assets of $568 million. Actual return on plan assets was $75 million and $49 million in 2014 and 2013, respectively. Net periodic pension costs related to these pension plans were $21 million, $19 million and $31 million in 2014, 2013 and 2012, respectively. The net periodic pension costs for 2012 include a curtailment loss of $2 million.

The discount rate is determined by examining the current yields observed on the measurement date of fixed-interest, high quality investments expected to be available during the period to maturity of the related benefits on a plan by plan basis. The discount rate for the plans was 4.0% in 2014 and 4.75% in 2013. The expected long-term rate of return on plan assets is determined by using the plan’s target allocation and historical returns for each asset class on a plan by plan basis. The expected long-term rate of return for the plans ranged from 5.75% to 7.25% in 2014 and was 7.25% for all plans in 2013 and 2012.

Historically, the Company used an investment strategy which emphasized equities in order to produce higher expected returns, and in the long run, lower expected expense and cash contribution requirements. The qualified pension plan asset allocation targets were 50% equity and 50% fixed income for 2012. Beginning in 2013, the Company changed its investment strategy to be liability management driven. The qualified pension plan asset allocation targets in 2014 and 2013 were revised to hold more fixed income investments based on the change in the investment strategy. Investment allocations for the four qualified defined benefit plans range from 70% to 85% in fixed income and 15% to 30% in equities as of December 31, 2014.

As of December 31, 2014, the Company’s qualified defined benefit pension plan assets consisted of 18% equity, 81% fixed income and 1% money market securities of which 14% were classified as Level 1 and 86% as Level 2 in the fair value hierarchy. The Company’s qualified defined benefit pension plan assets as of December 31, 2013 consisted of 23% equity, 76% fixed income and 1% money market securities of which 17% were classified as Level 1 and 83% as Level 2 in the fair value hierarchy.

The Company contributed $42 million, $33 million and $36 million to the pension plans during 2014, 2013 and 2012, respectively. The Company plans to make approximately $36 million in contributions to the pension plans during 2015.

The Company also contributes to a number of multiemployer pension plans under the terms of collective-bargaining agreements that cover its union-represented employees. The risks of participating in these multiemployer plans are different from single-employer pension plans in the following aspects: (i) assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers, (ii) if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers, and (iii) if the Company chooses to stop participating in some of its multiemployer plans, the Company may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

None of the multiemployer pension plans in which the Company participates are individually significant to the Company. Total Company contributions to multiemployer pension plans were $14 million, $13 million and $12 million in 2014, 2013 and 2012, respectively.